UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-29359                        22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On October 30, 2007, GoAmerica, Inc. (the "Registrant") drew down the remaining $750,000 under its Credit Agreement, dated August 1, 2007, with the Lenders named therein and Clearlake Capital Group, as Administrative Agent and Collateral Agent. As previously disclosed, interest on the loan is payable monthly, at the LIBO rate, plus 8%. Interest is payable in cash, except that a portion of the interest equal to 4% will be payable in kind in the form of additional loans. The loan will be repaid upon the closing of the acquisition of Verizon's TRS division, and in any event not later than August 2, 2008. The loan is secured by substantially all of the assets of the Registrant and its principal subsidiaries and the stock of such principal subsidiaries. The Registrant has borrowed a total of $3.5 million under the Credit Agreement.

Item 8.01 Other Events.

      The new record date for the Registrant's 2007 Annual Meeting of Stockholders is the close of business on November 7, 2007. The Annual Meeting will be held on December 13, 2007, at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey 07601, beginning at 10:00 a.m., local time.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

      The following exhibits are filed with this Current Report on Form 8-K:

      Exhibit 10.1 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent, is incorporated by reference to
                         Exhibit 10.5 to the Registrant's Current Report on Form 8-K filed with the SEC on August 7, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GOAMERICA, INC.

                             By: /s/ Wayne D. Smith
                              ----------------------------------
                              Wayne D. Smith
                              Executive Vice President and General Counsel

Dated: October 31, 2007

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT: In connection with the proposed acquisition of the assets of Verizon's TRS division, the proposed acquisition of Hands On and the proposed equity financings related thereto, GoAmerica, Inc. has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. GoAmerica's stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Registrant at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or by telephone to (201) 996-1717.

GoAmerica and its directors and officers may be deemed to be participants in the solicitation of proxies from GoAmerica's stockholders with respect to the proposed transactions. Information about GoAmerica's directors and officers and their ownership of GoAmerica common stock is set forth in the GoAmerica proxy statements and Annual Reports on Form 10-K and 10-K/A, previously filed with the SEC, and is set forth in the proxy statement relating to the proposed transactions.


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

                                  Exhibit Index

         Exhibit No.              Description
         -----------              -----------

         Exhibit 10.1 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent, is incorporated by reference to
                         Exhibit 10.5 to the Registrant's Current Report on Form 8-K filed with the SEC on August 7, 2007.


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